UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

2100 McKinney Avenue, Suite 1401
Dallas, TX 75201
 (Address of principal executive offices) (Zip Code)

Gabriel Hammond
SteelPath Fund Advisors, LLC
2100 McKinney Avenue, Suite 1401
Dallas, TX 75201
 (Name and address of agent for service)

Registrant's telephone number, including area code: (214) 740-6040

Date of fiscal year end: November 30, 2010

Date of reporting period: November 30, 2010

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

November 30, 2010

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

SteelPath MLP Funds

SteelPath MLP Funds Annual Report

Letter to Shareholders

To Our Shareholders:

We would like to thank you for investing with SteelPath MLP Funds. Our fiscal year ended in November, and we would like to share our thoughts on the period ended November 30, 2010. In the eight months since our March 31, 2010, Fund inception, we have seen the broader markets begin to recover as many investors transferred their focus from concerns over foreign debt markets and began to invest in the American economy once again. Historically, the Master Limited Partnership (“MLP”) asset class has performed well during times of normal or slow growth and even recession, as investors typically seek safety and yield, but often lags the broader market during periods of rapid growth. Throughout these cycles, we have and will remain committed to our research-driven approach and long-term investment view.

The performance summary below provides the results for the eight-month period beginning March 31, 2010 to November 30, 2010 (the end of our fiscal year) and for the three-month period ended November 30, 2010. The total returns, including income and change in net asset value, for each Fund and Class are as follows:

SteelPath Mutual Funds	Total Returns (inception, 3/31/2010 to 11/30/2010)	Total Returns (8/31/2010 to 11/30/2010)
Select 40 Fund—Class Y	13.04%	8.61%
Select 40 Fund—Class A
Without sales load	12.63%	8.43%
With sales load	6.16%	2.23%
Select 40 Fund—Class I	13.04%	8.61%
Alpha Fund—Class A
Without sales load	12.24%	6.70%
With sales load	5.79%	0.58%
Alpha Fund—Class I	12.44%	6.68%
Income Fund—Class A
Without sales load	13.10%	8.11%
With sales load	6.60%	1.92%
Income Fund—Class I	13.20%	8.21%
S&P 500 Index[i]	2.34%	13.08%
Lipper Equity Income Funds Indexii	1.53%	10.72%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund current to the most recent month-end can be obtained by visiting our website at www.steelpath.com.

SteelPath Mutual Funds—Gross/Net Expense Ratio(1)

	Select 40 Fund	Alpha Fund	Income Fund
Class Y	1.10% / 0.85%	NA	NA
Class A	1.35% / 1.10%	1.75% / 1.50%	1.60% / 1.35%
Class I	1.10% / 0.85%	1.50% / 1.25%	1.35% / 1.10%

(1)	The Advisor has contractually agreed to pay, waive or absorb ordinary operating expenses of the Funds to maintain each Fund’s ordinary operating expenses at 0.15% of net assets until at least February 1, 2012, (exclusive of any, interest expense, investment advisory fees, 12b-1 fees, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses), subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

November 30, 2010

Review

For the eight-month period beginning March 31, 2010 (Fund inception) to November 30, 2010 (our fiscal year end), the SteelPath Funds outperformed both the Lipper Equity Income Funds Index and the S&P 500 Index. The returns presented in the table above reflect the benefit of distributions paid to investors. The shareholders of the SteelPath MLP Alpha Fund benefited from total distributions of $0.328 per share, paid quarterly. The shareholders of the SteelPath MLP Select 40 Fund benefited from total distributions of $0.332 per share, also paid quarterly. The shareholders of the SteelPath MLP Income Fund benefited from total distributions paid to the investor during the period of $0.379 per share, paid monthly.

In the Alpha Fund, of our top ten holdings over the period, TransMontaigne Partners LP (NYSE: TLP) and Inergy Holdings LP (NYSE: NGRP) had the highest returns. TLP is engaged in the terminalling and transportation of refined petroleum products in the south eastern United States. TLP returned 42.0% over the period as the stock slowly and steadily climbed on news of higher margins in all segments. NRGP was the general partner of Inergy LP (NYSE: NRGY) and merged with them during the period. NRGP’s 31.0% return over the period was due to both NRGY’s performance and the buyout premium shareholders received at the time of the merger.

Conversely, of the Alpha Fund’s top ten holdings over the period, Spectra Energy Partners LP (NYSE: SEP) and Inergy LP (NYSE: NRGY) had the lowest returns. SEP is a natural gas transportation and storage company with a large parent, Spectra Energy Corp (NYSE: SE). We believe the partnership underperformed over the period as few new growth initiatives were announced. SEP returned 13.8% over the period. NRGY completed a merger with its general partner during the period which we believe investors viewed as dilutive. However, we expect that the related cost of capital benefit will aid the company going forward. NRGY returned 10.5% over the period.

In the Select 40 Fund, of the top ten portfolio holdings over the period, ONEOK Partners LP (NYSE: OKS) and Enbridge Energy Partners LP (NYSE: EEP) had the highest returns. OKS owns natural gas infrastructure assets as well as an extensive natural gas liquids (NGL) asset base and has emerged as a dominant player in the Bakken Shale. Over the period, OKS had a 37.0% return. EEP owns crude oil and liquids pipelines and natural gas infrastructure assets. EEP is the largest transporter of the growing oil production from western Canada and returned 30.4% during the period.

Conversely, of the Select 40 Fund’s top ten portfolio holdings over the period, Plains All American Pipeline LP (NYSE: PAA) and Inergy LP (NYSE: NRGY) had the lowest returns. NRGY returned 10.5% for the period. NRGY completed a merger with its general partner during the period which we believe investors viewed as dilutive. However, we expect that the related cost of capital benefit will aid the company going forward. PAA is dominant in the crude oil gathering and transportation business but we believe its relatively lower near-term distribution growth profile led to its 2010 underperformance of 16.1%.

In the Income Fund, of our top ten portfolio holdings over the period, TC Pipelines LP (NASDAQ: TCLP) and Copano Energy LLC (NASDAQ: CPNO) had the highest returns. TCLP is a natural gas pipeline company which offered an attractive valuation relative to peers as well as the sponsorship of a large and established parent, TransCanada (TSX: TRP), which we believe may aid the partnership’s growth prospects going forward. Over this period, TCLP provided for a 44.1% return. CPNO is one of the largest natural gas gatherers and processors in the Eagle Ford Shale, a successful new shale discovery in the United States. The growth prospects related to this exposure helped aid the partnership’s 49.3% return for the period.

Conversely, of the Income Fund’s top ten portfolio holdings over the period, Inergy LP (NYSE: NRGY) and Energy Transfer Partners (NYSE: ETP) had the lowest returns. NRGY returned 10.5% for the period. NRGY completed a merger with its general partner during the period which we believe investors viewed as dilutive. However, we anticipate that the related cost of capital benefit will aid the company going forward. Energy Transfer Partners (NYSE: ETP) returned 17.4% over the period. ETP’s performance seemed to lag the space due to weaker than expected results in one of its key segments. However, we believe the partnership will benefit from its backlog of recently completed and future projects.

At the beginning of the year, we forecasted that, on average, MLPs would increase their quarterly distribution rates at a 4.0% annual pace during 2010 and results have exceeded this expectation materially. Average distribution growth reached 3.4% through the third quarter reporting period, and we believe it may exceed 5.0% if the current pace is maintained. We had expected the acquisition market to improve for 2010 versus 2009, but we did not anticipate the record setting level thus far observed. In fact, the greater than expected distribution growth was in large part driven by this unexpected amount of acquisition activity. Through the eleven months ended November 2010, there has been $29.4 billion of acquisitions, exclud

SteelPath MLP Funds Annual Report

ing those in which an MLP acquired its general partner, compared to the $5 to $7 billion range of acquisition spending typically experienced in the space; the previous peak was set at $18 billion in 2007, according to SteelPath’s calculations.

As we mentioned in our semi-annual letter, each Fund’s holdings slightly outperformed the broader markets in April, and fell less sharply in May; however, the Funds began to significantly outpace the broader market during June and July. In August, the Funds fell less sharply than the markets, as a result, the SteelPath Funds showed significantly less volatility than the markets.

Over the September to November three-month period, the SteelPath Funds slightly underperformed the S&P 500 Index and the Lipper Equity Income Fund Index. As can been seen in the table above, this period was very strong for the broader markets and, as mentioned, these securities often lag during sharp rallies; therefore, the underperformance during the period reflects slight underperformance of the Fund’s underlying holdings combined with the typical impact of each Fund’s deferred tax liability whereas no such liability is accrued by the comparable indices.

We believe the acquisition activity discussed earlier primarily drove the outperformance of the MLPs held by our portfolios. This acquisition activity combined with solid operating results, ongoing distribution increases and announcement of new organic growth projects all contributed to investor confidence in the asset class and its future growth potential.

Outlook

Our outlook remains positive for the midstream energy and MLP space. We anticipate an approximate 6.0% rate of distribution growth for 2011 and a likely moderation to 5.0% in 2012 and beyond.

This growth expectation is supported by an anticipated $15 billion of organic growth spending by MLPs in 2011 and an anticipated $10 billion of acquisition spending. These figures compare to the approximate $14 billion in organic spending and $28 billion in acquisition spending in 2010, according to our calculations. Growing supplies from new and unconventional supply regions require new-build natural gas infrastructure, which may fuel this and future growth. We believe this spending to approximate $10 billion per year over the next decade.

Similarly, crude oil supply in North America is shifting from Gulf of Mexico imports to the western sedimentary basins in Canada and new crude oil shale plays which are just beginning to gain prominence. Such supply shifts generally require additional midstream assets.

Further, we anticipate that the major energy companies will continue to divest themselves of infrastructure assets which they view as cost centers. Though we are not forecasting a repeat of the record $28 billion in acquisitions from this group witnessed in 2010, acquisition activity is likely to outpace the historic $5 to $7 billion pace set in previous years. Again, we are currently forecasting $10 billion of acquisitions in 2011.

Based on our expectations, we believe the sector is fairly valued relative to historical measures and remains particularly attractive relative to other investment alternatives. Current valuation metrics are in line with pre-financial crisis levels.

We do anticipate secondary offering activity and initial public offering activity in the sector to continue at a healthy pace as MLPs seek to fund their acquisition and capital spending programs. Also, some corporate owners of midstream assets will likely choose to create their own MLPs during 2011 instead of selling assets to others. We anticipate private equity firms will continue to seek liquidity events for their investments in midstream assets; such investments accelerated in the 2006 and 2007 period. This additional supply of equity is necessary to fuel the business growth important to the sector and which will aid distribution growth expectations. However, we expect this equity supply will help to meet investor demand for exposure to the sector and; therefore, will likely result in weaker unit price performance than what otherwise might be achieved.

Accordingly, we expect returns will not mimic the truly exceptional rise we saw in the past year. Despite less potential for substantial price appreciation compared to 2010, we believe the sector remains attractive. We believe many investors will continue to be attracted by the sector’s distribution yield and the potential growth of MLP distributions. This basic value proposition drives our belief that investor interest in the space may continue to support the important capital spending opportunities available to these midstream companies.

November 30, 2010

As a fundamental-focused and research-driven firm, our goal is to identify those MLPs going through positive transitions. We hope to achieve long-term MLP investment success through a focus on an extended (2-5 year) investment horizon and use of a balanced and comprehensive approach.

Gabriel Hammond
President

[i]	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses. It is not possible to invest directly in an index. Past performance does not guarantee future results.
ii	The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. It is not possible to invest directly in the index. Past performance does not guarantee future results.

This material is not authorized for use unless accompanied or preceded by a prospectus.

SteelPath MLP Funds Annual Report

STEELPATH MLP SELECT 40 FUND — GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

The above graph assumes an initial investment of $10,000 in the Class I Shares made at the close of business March 31, 2010 (Commencement of the Fund’s Operations). Performance for the Class A Shares and Class Y Shares will vary from the performance of the Class I Shares for the Fund due to differences in charges and expenses. Sales loads applicable to the class A Shares would reduce the performance shown above.

Total Returns as of November 30, 2010	Since Inception*
SteelPath MLP Select 40 Fund
Class I Shares	13.04%
Class A Shares(1)	6.16%
Class Y Shares	13.04%
S&P 500 Index(2)	2.34%
Lipper Equity Income Funds Index(3)	1.53%

* For the period close of business March 31, 2010 (commencement of operations) through November 30, 2010.

(1) Reflects maximum sales charge of 5.75%.

(2) The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses.

(3) The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The above referenced Indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-888-614-6614, or go to www.steelpath.com.

November 30, 2010

STEELPATH MLP ALPHA FUND — GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

The above graph assumes an initial investment of $10,000 in the Class I Shares made at the close of business March 31, 2010 (Commencement of the Fund’s Operations). Performance for the Class A Shares will vary from the performance of the Class I Shares for the Fund due to differences in charges and expenses. Sales loads applicable to the class A Shares would reduce the performance shown above.

Total Returns as of November 30, 2010	Since Inception*
SteelPath MLP Alpha Fund
Class I Shares	12.44%
Class A Shares(1)	5.79%
S&P 500 Index(2)	2.34%
Lipper Equity Income Funds Index(3)	1.53%

* For the period close of business March 31, 2010 (commencement of operations) through November 30, 2010.

(1) Reflects maximum sales charge of 5.75%.

(2) The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses.

(3) The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The above referenced Indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-888-614-6614, or go to www.steelpath.com.

SteelPath MLP Funds Annual Report

STEELPATH MLP INCOME FUND — GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

The above graph assumes an initial investment of $10,000 in the Class I Shares made at the close of business March 31, 2010 (Commencement of the Fund’s Operations). Performance for the Class A Shares will vary from the performance of the Class I Shares for the Fund due to differences in charges and expenses. Sales loads applicable to the class A Shares would reduce the performance shown above.

Total Returns as of November 30, 2010	Since Inception*
SteelPath MLP Income Fund
Class I Shares	13.20%
Class A Shares(1)	6.60%
S&P 500 Index(2)	2.34%
Lipper Equity Income Funds Index(3)	1.53%

* For the period close of business March 31, 2010 (commencement of operations) through November 30, 2010.

(1) Reflects maximum sales charge of 5.75%.

(2) The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses.

(3) The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The above referenced Indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-888-614-6614, or go to www.steelpath.com.

November 30, 2010

SCHEDULE OF INVESTMENTS
November 30, 2010
SteelPath MLP Select 40 Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 100.8%
Coal — 9.3%
Alliance Holdings GP LP	169,323	$7,721,129
Alliance Resource Partners LP	177,579	11,009,898
Natural Resource Partners LP	225,994	6,872,477
Oxford Resource Partners LP	82,500	1,786,950
Rhino Resource Partners LP(1)	129,528	2,975,258
Total Coal		30,365,712
Exploration & Production — 4.7%
Encore Energy Partners LP	113,533	2,292,231
EV Energy Partners LP	223,658	8,537,026
Linn Energy LLC	120,694	4,381,192
Total Exploration & Production		15,210,449
Gathering/Processing — 18.3%
Chesapeake Midstream Partners LP	87,703	2,499,536
Copano Energy LLC	167,039	4,999,477
DCP Midstream Partners LP	224,560	7,837,144
MarkWest Energy Partners LP	262,350	11,105,275
Regency Energy Partners LP	398,160	10,232,712
Targa Resources Partners LP	315,769	9,564,643
Western Gas Partners LP	97,497	2,903,461
Williams Partners LP	232,372	10,933,103
Total Gathering/Processing		60,075,351
Natural Gas Pipelines — 31.2%
Boardwalk Pipeline Partners LP	326,118	10,109,658
Cheniere Energy Partners LP	433,561	8,640,871
Duncan Energy Partners LP	224,522	7,043,255
El Paso Pipeline Partners LP	350,654	11,613,661
Energy Transfer Equity LP	257,743	10,196,313
Energy Transfer Partners LP	127,706	6,470,863
Enterprise Products Partners LP	352,692	14,841,279
Niska Gas Storage Partners LLC, Class U	135,304	2,703,374
ONEOK Partners LP	148,114	11,732,110
PAA Natural Gas Storage LP	45,678	1,078,914
Spectra Energy Partners LP	313,169	10,625,824
TC Pipelines LP	156,454	7,273,547
Total Natural Gas Pipelines		102,329,669
Petroleum Transportation — 30.5%
Buckeye Partners LP	196,327	13,364,008
Enbridge Energy Partners LP	216,965	13,202,320
Global Partners LP	35,400	914,736
Holly Energy Partners LP	145,593	7,447,082
Magellan Midstream Partners LP	226,804	12,701,024

Description	Shares or Principal Amount	Fair Value
NuStar Energy LP	178,097	$12,012,643
NuStar GP Holdings LLC	230,298	8,147,943
Plains All American Pipeline LP	191,152	11,755,848
Sunoco Logistics Partners LP	169,925	13,704,451
Teekay LNG Partners LP	186,754	6,786,640
Total Petroleum Transportation		100,036,695
Propane — 6.8%
Inergy LP	405,218	15,811,621
Suburban Propane Partners LP	118,754	6,486,344
Total Propane		22,297,965
Total Master Limited Partnership Shares (identified cost $293,087,969)		330,315,841
Short-Term Investments — 2.0%
Money Market — 2.0%
Fidelity Treasury Portfolio, 0.016%(2)	$6,611,150	6,611,150
Total Short-Term Investments (identified cost $6,611,150)		6,611,150
Total Investments — 102.8% (identified cost $299,699,119)		336,926,991
Other Liabilities in Excess of Assets — (2.8)%		(9,061,933)
Net Assets — 100.0%		$327,865,058

LLC — Limited Liability Company

LP — Limited Partnership

(1)	Non-income producing.
(2)	Variable rate security; the coupon rate represents the rate at November 30, 2010.

See accompanying Notes to the Financial Statements.

SteelPath MLP Funds Annual Report

SCHEDULE OF INVESTMENTS
November 30, 2010
SteelPath MLP Alpha Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 104.2%
Gathering/Processing — 7.9%
Chesapeake Midstream Partners LP	152,967	$4,359,559
Regency Energy Partners LP	442,414	11,370,040
Total Gathering/Processing		15,729,599
Natural Gas Pipelines — 36.8%
Boardwalk Pipeline Partners LP	290,992	9,020,752
El Paso Pipeline Partners LP	277,640	9,195,437
Enterprise Products Partners LP	478,844	20,149,756
Niska Gas Storage Partners LLC, Class U	302,327	6,040,493
ONEOK Partners LP	116,860	9,256,481
PAA Natural Gas Storage LP	22,390	528,852
Spectra Energy Partners LP	321,601	10,911,922
TC Pipelines LP	186,456	8,668,339
Total Natural Gas Pipelines		73,772,032
Petroleum Transportation — 49.5%
Buckeye Partners LP	172,504	11,742,347
Enbridge Energy Partners LP	155,154	9,441,121
Genesis Energy LP	386,301	9,437,333
Holly Energy Partners LP	311,746	15,945,808
Magellan Midstream Partners LP	291,809	16,341,304
NuStar Energy LP	140,335	9,465,596
Plains All American Pipeline LP	178,982	11,007,393
Transmontaigne Partners LP	445,782	15,709,358
Total Petroleum Transportation		99,090,260

Description	Shares or Principal Amount	Fair Value
Propane — 10.0%
Inergy LP	514,081	$20,059,423
Total Master Limited Partnership Shares (identified cost $185,319,032)		208,651,314
Short-Term Investments — 0.7%
Money Market — 0.7%
Fidelity Treasury Portfolio, 0.016%(1)	$1,275,285	1,275,285
Total Short-Term Investments (identified cost $1,275,285)		1,275,285
Total Investments — 104.9% (identified cost $186,594,317)		209,926,599
Other Liabilities in Excess of Assets — (4.9)%		(9,749,560)
Net Assets — 100.0%		$200,177,039

LLC — Limited Liability Company

LP — Limited Partnership

(1)	Variable rate security; the coupon rate represents the rate at November 30, 2010.

See accompanying Notes to the Financial Statements.

November 30, 2010

SCHEDULE OF INVESTMENTS
November 30, 2010
SteelPath MLP Income Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 105.2%
Coal — 3.3%
Oxford Resource Partners LP	67,500	$1,462,050
Rhino Resource Partners LP(1)	120,472	2,767,242
Total Coal		4,229,292
Exploration & Production — 9.3%
ECA Marcellus Trust I	120,000	3,144,000
EV Energy Partners LP	171,942	6,563,026
Linn Energy LLC	58,000	2,105,400
Total Exploration & Production		11,812,426
Gathering/Processing — 20.0%
Chesapeake Midstream Partners LP	62,313	1,775,921
Copano Energy LLC	234,294	7,012,419
MarkWest Energy Partners LP	168,229	7,121,134
Regency Energy Partners LP	255,723	6,572,081
Targa Resources Partners LP	95,000	2,877,550
Total Gathering/Processing		25,359,105
Natural Gas Pipelines — 27.2%
Boardwalk Pipeline Partners LP	69,413	2,151,803
Cheniere Energy Partners LP	89,934	1,792,385
Energy Transfer Partners LP	100,000	5,067,000
Enterprise Products Partners LP	175,544	7,386,891
Niska Gas Storage Partners LLC, Class U	238,000	4,755,240
ONEOK Partners LP	74,579	5,907,402
TC Pipelines LP	160,079	7,442,073
Total Natural Gas Pipelines		34,502,794
Petroleum Transportation — 34.6%
Enbridge Energy Partners LP	120,141	7,310,580
Global Partners LP	228,698	5,909,556
Holly Energy Partners LP	159,706	8,168,962
Martin Midstream Partners LP	191,917	7,049,111
NuStar Energy LP	101,304	6,832,955
Transmontaigne Partners LP	243,233	8,571,531
Total Petroleum Transportation		43,842,695

Description	Shares or Principal Amount	Fair Value
Propane — 10.8%
Ferrellgas Partners LP	254,955	$6,878,686
Inergy LP	173,447	6,767,902
Total Propane		13,646,588
Total Master Limited Partnership Shares (identified cost $116,264,687)		133,392,900
Short-Term Investments — 1.8%
Money Market — 1.8%
Fidelity Treasury Portfolio, 0.016%(2)	$2,272,691	2,272,691
Total Short-Term Investments (identified cost $2,272,691)		2,272,691
Total Investments — 107.0% (identified cost $118,537,378)		135,665,591
Other Liabilities in Excess of Assets — (7.0)%		(8,833,664)
Net Assets — 100.0%		$126,831,927

LLC — Limited Liability Company

LP — Limited Partnership

(1)	Non-income producing.
(2)	Variable rate security; the coupon rate represents the rate at November 30, 2010.

See accompanying Notes to the Financial Statements.

SteelPath MLP Funds Annual Report

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2010
SteelPath MLP Funds

	SteelPath MLP Select 40 Fund	SteelPath MLP Alpha Fund	SteelPath MLP Income Fund
Assets:
Investment securities:
At acquisition cost	$299,699,119	$186,594,317	$118,537,378
At fair value	$336,926,991	$209,926,599	$135,665,591
Interest receivable	212	111	56
Receivable for investments sold	10,707,867	—	—
Receivable for capital stock sold	1,752,654	676,977	163,105
Prepaid offering expenses	54,107	—	—
Prepaid expenses	28,540	29,456	25,609
Total assets	349,470,371	210,633,143	135,854,361
Liabilities:
Payable for capital stock redeemed	13,264	65,463	7,687
Payable for investments purchased	6,532,969	1,160,247	1,967,294
Deferred tax liability	14,769,371	8,979,280	6,890,982
Payable to Advisor	134,827	138,333	56,188
Payable for 12b-1 fees, Class A	9,001	6,954	11,551
Other liabilities	145,881	105,827	88,732
Total liabilities	21,605,313	10,456,104	9,022,434
Total Net Assets	$327,865,058	$200,177,039	$126,831,927
Net Assets Consist of:
Paid-in capital	305,711,001	186,708,118	116,495,455
Undistributed net investment loss, net of deferred taxes	(309,635)	(387,046)	(198,775)
Accumulated undistributed net realized gains/(losses) on investments, net of deferred taxes	126,969	(143,402)	258,319
Net unrealized appreciation on investments, net of deferred taxes	22,336,723	13,999,369	10,276,928
Total Net Assets	$327,865,058	$200,177,039	$126,831,927
Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$10.78	$—	$—
Class A Shares:
Net asset value and redemption proceeds per share	$10.74	$10.71	$10.83
Offering price per share*	$11.40	$11.36	$11.49
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$10.78	$10.73	$10.84
Net Assets:
Class Y shares	$96,020,360	$—	$—
Class A shares	45,574,789	31,524,907	58,463,791
Class I shares	186,269,909	168,652,132	68,368,136
Total Net Assets	$327,865,058	$200,177,039	$126,831,927
Shares Outstanding:
Class Y shares	8,906,798	—	—
Class A shares	4,241,062	2,944,431	5,399,677
Class I shares	17,276,456	15,717,351	6,307,862
Total Shares Outstanding	30,424,316	18,661,782	11,707,539

*	Computation of offering price per share 100/94.25 of net asset value.

See accompanying Notes to the Financial Statements.

November 30, 2010

STATEMENTS OF OPERATIONS
For the period ended November 30, 2010*
SteelPath MLP Funds

	SteelPath MLP Select 40 Fund	SteelPath MLP Alpha Fund	SteelPath MLP Income Fund
Investment Income:
Distributions from Master Limited Partnerships	$7,161,146	$4,688,051	$3,021,479
Less return of capital on distributions	(6,803,089)	(4,453,649)	(2,870,405)
Interest income	1,482	1,071	566
Total investment income	359,539	235,473	151,640
Expenses:
Investment advisory fee	697,515	753,497	381,666
Administrative fees	127,998	93,904	73,353
Offering fees	109,109	—	—
Transfer agent fees	85,500	60,000	69,000
Registration fees	68,279	54,221	47,601
Organizational fees	42,849	—	—
Custody fees	38,498	21,200	18,000
Legal fees	30,046	23,255	10,000
12b-1 fees, Class A	28,617	24,303	41,003
Auditing fees	26,300	24,300	24,300
Printing and postage	17,662	11,806	7,524
CCO fees	8,913	8,913	8,913
Insurance premiums	8,422	8,353	8,304
Directors’ fees	3,465	3,465	3,465
Miscellaneous	9,059	6,824	6,739
Total expenses, before waivers and deferred taxes	1,302,232	1,094,041	699,868
Less expense waivers	(426,634)	(213,492)	(216,936)
Net expenses, before deferred taxes	875,598	880,549	482,932
Net investment loss, before taxes	(516,059)	(645,076)	(331,292)
Deferred tax benefit	206,424	258,030	132,517
Net investment loss, net of deferred taxes	(309,635)	(387,046)	(198,775)
Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains/(Losses)
Investments	211,615	(239,004)	430,532
Deferred tax benefit/(expense)	(84,646)	95,602	(172,213)
Net realized gains/(losses), net of deferred taxes	126,969	(143,402)	258,319
Net Change in Unrealized Appreciation/(Depreciation)
Investments	37,227,872	23,332,282	17,128,213
Deferred tax expense	(14,891,149)	(9,332,913)	(6,851,285)
Net change in unrealized appreciation, net of deferred taxes	22,336,723	13,999,369	10,276,928
Net realized and unrealized gains on investments	22,463,692	13,855,967	10,535,247
Change in net assets resulting from operations	$22,154,057	$13,468,921	$10,336,472

*	The Funds commenced operations at the close of business March 31, 2010.

See accompanying Notes to the Financial Statements.

SteelPath MLP Funds Annual Report

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended November 30, 2010*
SteelPath MLP Funds

	SteelPath MLP Select 40 Fund	SteelPath MLP Alpha Fund	SteelPath MLP Income Fund
Increase in Net Assets
Operations:
Net investment loss, net of deferred taxes	$(309,635)	$(387,046)	$(198,775)
Net realized gains/(losses) on investments, net of deferred taxes	126,969	(143,402)	258,319
Net change in unrealized appreciation on investments, net of deferred taxes	22,336,723	13,999,369	10,276,928
Change in net assets resulting from operations	22,154,057	13,468,921	10,336,472
Distributions to Shareholders:
Distributions to shareholders from return of capital:
Class Y shares	(3,875,344)	—	—
Class A shares	(980,402)	(729,941)	(1,072,758)
Class I shares	(2,879,438)	(4,329,701)	(1,586,712)
Change in net assets resulting from distributions to shareholders	(7,735,184)	(5,059,642)	(2,659,470)
Capital Share Transactions:
Class Y
Shares sold	90,398,670	—	—
Shares issued for reinvestment of distributions	3,872,194	—	—
Shares redeemed	(5,199,300)	—	—
Net increase	89,071,564	—	—
Class A
Shares sold	45,773,466	39,044,399	58,846,320
Shares issued for reinvestment of distributions	771,837	575,082	801,578
Shares redeemed	(2,670,217)	(9,422,746)	(4,151,293)
Net increase	43,875,086	30,196,735	55,496,605
Class I
Shares sold	180,338,491	163,123,041	70,553,056
Shares issued for reinvestment of distributions	2,298,690	4,146,618	1,378,638
Shares redeemed	(2,137,646)	(5,698,634)	(8,273,374)
Net increase	180,499,535	161,571,025	63,658,320
Change in net assets resulting from capital share transactions	313,446,185	191,767,760	119,154,925
Change in net assets	327,865,058	200,177,039	126,831,927
Net Assets:
Beginning of period	—	—	—
End of period	$327,865,058	$200,177,039	$126,831,927
Undistributed net investment loss, net of deferred taxes	$(309,635)	$(387,046)	$(198,775)

*	The Funds commenced operations at the close of business March 31, 2010.

See accompanying Notes to the Financial Statements.

November 30, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period ended November 30, 2010.
STEELPATH MLP SELECT 40 FUND

	Class Y		Class A		Class I
Net asset value, beginning of period	$10.00	(1)	$10.00	(1)	$10.00	(1)
Income from investment operations:
Net investment loss(2)	(0.02)		(0.03)		(0.02)
Return of capital(2)	0.27		0.30		0.30
Net realized and unrealized gain on securities	1.02	(3)	0.96	(3)	0.99	(3)
Total from investment operations	1.27		1.23		1.27
Distributions from:
Return of capital	(0.49)		(0.49)		(0.49)
Total distributions	(0.49)		(0.49)		(0.49)
Net asset value, end of period	$10.78		$10.74		$10.78
Total return(4)	13.04	%(5)(6)	12.63	%(5)(6)	13.04	%(5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,020		$45,575		$186,270
Ratio of expenses to average net assets:
Before waivers and deferred tax expense	1.11	%(7)	1.45	%(7)	1.52	%(7)(8)
Expense waiver	(0.26	)%(7)	(0.35	)%(7)	(0.71	)%(7)
Net of waivers and before deferred tax expense	0.85	%(7)(9)	1.10	%(7)(9)	0.81	%(7)(8)(9)
Deferred tax expense(10)	15.06	%(7)	14.65	%(7)	14.52	%(7)
Total expenses	15.91	%(7)	15.75	%(7)	15.33	%(7)(8)
Ratio of net investment loss to average net assets:
Before waivers and deferred tax benefit	(0.76	)%(7)	(1.08	)%(7)	(1.19	)%(7)
Expense waiver	(0.26	)%(7)	(0.35	)%(7)	(0.71	)%(7)
Net of waivers and before deferred tax benefit	(0.50	)%(7)	(0.73	)%(7)	(0.48	)%(7)
Deferred tax benefit(11)	0.20	%(7)	0.29	%(7)	0.19	%(7)
Net investment loss	(0.30	)%(7)	(0.44	)%(7)	(0.29	)%(7)
Portfolio turnover rate	15	%(5)	15	%(5)	15	%(5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	The organizational fees are not annualized for the ratio calculation. As a result, the net expense ratio does not equal the Fund’s Class I expense cap.
(9)	Pursuant to an Expense Limitation Agreement, the Advisor has agreed to cap the Fund’s annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the Fund’s average daily net assets until February 1, 2012. The Expense Limitation Agreement had the effect of capping the net annual operating expenses of the Fund’s class Y, A and I shares at 0.85%, 1.10% and 0.85%, respectively.
(10)	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(11)	Deferred tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

SteelPath MLP Funds Annual Report

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period ended November 30, 2010.
STEELPATH MLP ALPHA FUND

	Class A		Class I
Net asset value, beginning of period	$10.00	(1)	$10.00	(1)
Income from investment operations:
Net investment loss(2)	(0.05)		(0.04)
Return of capital(2)	0.28		0.27
Net realized and unrealized gain on securities	0.97	(3)	0.99	(3)
Total from investment operations	1.20		1.22
Distributions from:
Return of capital	(0.49)		(0.49)
Total distributions	(0.49)		(0.49)
Net asset value, end of period	$10.71		$10.73
Total return(4)	12.24	%(5)(6)	12.44	%(5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,525		$168,652
Ratio of expenses to average net assets:
Before waivers and deferred tax expense	1.94	%(7)	1.54	%(7)
Expense waiver	(0.44	)%(7)	(0.29	)%(7)
Net of waivers and before deferred tax expense	1.50	%(7)(8)	1.25	%(7)(8)
Deferred tax expense(9)	12.93	%(7)	13.14	%(7)
Total expenses	14.43	%(7)	14.39	%(7)
Ratio of net investment loss to average net assets:
Before waivers and deferred tax benefit	(1.59	)%(7)	(1.20	)%(7)
Expense waiver	(0.44	)%(7)	(0.29	)%(7)
Net of waivers and before deferred tax benefit	(1.15	)%(7)	(0.91	)%(7)
Deferred tax benefit(10)	0.46	%(7)	0.36	%(7)
Net investment loss	(0.69	)%(7)	(0.55	)%(7)
Portfolio turnover rate	7	%(5)	7	%(5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	Pursuant to an Expense Limitation Agreement, the Advisor has agreed to cap the Fund’s annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the Fund’s average daily net assets until February 1, 2012. The Expense Limitation Agreement had the effect of capping the net annual operating expenses of the Fund’s class A and I shares at 1.50% and 1.25%, respectively.
(9)	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(10)	Deferred tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

November 30, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period ended November 30, 2010.
STEELPATH MLP INCOME FUND

	Class A		Class I
Net asset value, beginning of period	$10.00 (1)		$10.00	(1)
Income from investment operations:
Net investment loss(2)	(0.04)		(0.03)
Return of capital(2)	0.31		0.29
Net realized and unrealized gain on securities	1.00	(3)	1.02	(3)
Total from investment operations	1.27		1.28
Distributions from:
Return of capital	(0.44)		(0.44)
Total distributions	(0.44)		(0.44)
Net asset value, end of period	$10.83		$10.84
Total return(4)	13.10	%(5)(6)	13.20	%(5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,464		$68,368
Ratio of expenses to average net assets:
Before waivers and deferred tax expense	1.93	%(7)	1.62	%(7)
Expense waiver	(0.58	)%(7)	(0.52	)%(7)
Net of waivers and before deferred tax expense	1.35	%(7)(8)	1.10	%(7)(8)
Deferred tax expense(9)	17.05	%(7)	17.22	%(7)
Total expenses	18.40	%(7)	18.32	%(7)
Ratio of net investment loss to average net assets:
Before waivers and deferred tax benefit	(1.54)% (7)		(1.24)% (7)
Expense waiver	(0.58)% (7)		(0.52)% (7)
Net of waivers and before deferred tax benefit	(0.96)% (7)		(0.72)% (7)
Deferred tax benefit(10)	0.39% (7)		0.29% (7)
Net investment loss	(0.57)% (7)		(0.43)% (7)
Portfolio turnover rate	15	%(5)	15	%(5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	Pursuant to an Expense Limitation Agreement, the Advisor has agreed to cap the Fund’s annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the Fund’s average daily net assets until February 1, 2012. The Expense Limitation Agreement had the effect of capping the net annual operating expenses of the Fund’s class A and I shares at 1.35% and 1.10%, respectively.
(9)	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(10)	Deferred tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

SteelPath MLP Funds Annual Report

NOTES TO THE FINANCIAL STATEMENTS
November 30, 2010

1. Organization

SteelPath MLP Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the State of Delaware on December 1, 2009 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a concentrated open-end management investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of three series, each of which has different and distinct investment objectives and policies: SteelPath MLP Select 40 Fund (the “Select 40 Fund”), SteelPath MLP Alpha Fund (the “Alpha Fund”) and SteelPath MLP Income Fund (the “Income Fund”, individually a “Fund,” collectively the “Funds”). Each of the Funds commenced operations at the close of business March 31, 2010. The Funds offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class, without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees and shareholder servicing fees are allocated directly to that class.

Class A shares of the Funds are subject to an initial sales charge imposed at the time of purchase, in accordance with its prospectus. The maximum sales charge is 5.75% of the offering price or 6.10% of the net asset value.

The investment objective of the Select 40 Fund is to provide investors long-term capital appreciation and attractive levels of current income through diversified exposure to the energy infrastructure Master Limited Partnership (“MLP'') asset class. The investment objective of the Alpha Fund is to provide investors with a concentrated portfolio of energy infrastructure MLP’s which SteelPath Fund Advisors, LLC believes will provide substantial long-term capital appreciation through distribution growth and an attractive level of current income. The investment objective of the Income Fund is to generate a high level of inflation-protected current income, primarily through investments in the larger, more liquid energy MLP’s.

Each Fund, except for Select 40 Fund, is non-diversified, as that term is defined in the 1940 Act.

2. Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United

States (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. In the normal course of business, the Funds have entered into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Investment Valuation:

Securities are valued at market value as of the close of trading on each business day when the New York Stock Exchange (“NYSE”) is open. Securities, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the Over-The-Counter market are valued on the basis of the last sales price as reported by NASDAQ®. Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board of Trustees (the “Board”) determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the valuation committee of the Board will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the valuation committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board on a quarterly basis.

November 30, 2010

NOTES TO THE FINANCIAL STATEMENTS (continued)
November 30, 2010

Fair value pricing should result in a more accurate determination of a Fund’s net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Funds’ accounting agent may obtain fair value prices of foreign securities through utilization of a fair value pricing service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the valuation committee.

U.S. GAAP establishes a hierarchy that prioritizes the various inputs used in determining the value of a fund’s investments. The three broad levels of the hierarchy are described below:

•	Level 1 — quoted prices for active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or
•	Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2010:

Select 40 Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$330,315,841	$—	$—	$330,315,841
Short-Term Investments	6,611,150	—	—	6,611,150
Total	$336,926,991	$—	$—	$336,926,991

Alpha Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$208,651,314	$—	$—	$208,651,314
Short-Term Investments	1,275,285	—	—	1,275,285
Total	$209,926,599	$—	$—	$209,926,599

Income Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$133,392,900	$—	$—	$133,392,900
Short-Term Investments	2,272,691	—	—	2,272,691
Total	$135,665,591	$—	$—	$135,665,591

*	For a detailed break-out of Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

The Funds did not hold any Level 2 or Level 3 securities during the period ended November 30, 2010.

Return of Capital Estimates:

Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on informa-

SteelPath MLP Funds Annual Report

NOTES TO THE FINANCIAL STATEMENTS (continued)
November 30, 2010

tion received from MLPs after their tax reporting periods are concluded. For the period ended November 30, 2010, the Funds estimated that 95% of the MLP distributions received would be treated as return of capital.

Partnership Accounting Policy:

Each Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Funds’ Statements of Operations.

Investment Transactions and Related Income:

Investment transactions are recorded on a trade date plus one basis, except for the last day of the fiscal quarter end, when they are recorded on trade date. Partnership distributions are recorded on the ex-dividend date. Securities gains and losses are calculated based on the last-in, first-out method. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

Expenses:

Expenses directly attributable to each Fund are charged directly to the Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis as determined by the Board. Certain class specific expenses are allocated to the specific class in which the expenses were incurred.

Distributions to Shareholders:

Dividends, if any, are declared and distributed quarterly for the Select 40 Fund and Alpha Fund and monthly for the Income Fund. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the individual Fund’s operating results during the period. It is anticipated that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Funds’ investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Funds will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2011. For the period ended November 30, 2010, the Funds’ distributions were expected to be comprised of 100% return of capital. Subsequent to the period ended November 30, 2010, the Income Fund made distributions to shareholders on December 7, 2010 and January 6, 2011. Distributions

made on December 7, 2010 will also be included in the Income Fund’s shareholders’ IRS Form DIV.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. They may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code, but are taxed as corporations. As corporations, the Funds are obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. A Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Funds currently are using an estimated 5% rate for state and local tax.

The Funds intend to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As limited partners in the MLPs, the Funds report their allocable share of the MLPs’ taxable income in computing their own taxable income. The Funds’ tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset.

The Funds may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax benefit/(liability). Such estimates are made in good faith. From

November 30, 2010

NOTES TO THE FINANCIAL STATEMENTS (continued)
November 30, 2010

time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding their tax benefit/(liability).

The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. As of November 30, 2010, the Funds do not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on their tax returns.

Deferred income taxes reflect (i) the tax expense or benefit of the net investment income or loss, (ii) the tax benefit of the realized losses on investment securities and (iii) the tax expense or benefit on the unrealized gains or losses on investment securities for financial reporting purposes. Components of the Funds’ deferred tax assets and liabilities as of November 30, 2010 are as follows:

	Select 40 Fund	Alpha Fund	Income Fund
Deferred tax assets:
Net operating loss carryforward	$177,918	$351,791	$3,433
Net realized losses on investment securities	—	62,363	—
Net unrealized losses on investment securities	—	—	—
Deferred tax liabilities:
Net operating income	—	—	—
Net unrealized gains on investment securities	(14,947,289)	(9,393,434)	(6,894,415)
Total net deferred tax asset/(liability)	$(14,769,371)	$(8,979,280)	$(6,890,982)

The components of income tax benefit/(expense) for deferred federal income taxes and state income taxes are:

	Select 40 Fund	Alpha Fund	Income Fund
Deferred tax benefit/(expense)
Computed “expected” federal income tax	$(12,923,200)	$(7,856,870)	$(6,029,609)
State income tax, net of federal tax expense	(1,846,171)	(1,122,410)	(861,373)
Total income tax expense	$(14,769,371)	$(8,979,280)	$(6,890,982)

Income taxes are computed by applying the federal statutory rate of 35% plus a blended federal tax affected state income tax rate of 5%.

For the period from March 31, 2010 (commencement of operations) to November 30, 2010, the components of income tax expense for the Select 40 Fund include $12,923,200 and $1,846,171 for deferred federal and state income tax expenses, respectively. The components of income tax expense for the Alpha Fund include $7,856,870 and $1,122,410 for deferred federal and state income tax expenses, respectively. The components of income tax expense for the Income Fund include $6,029,609 and $861,373 for deferred federal and state income tax expenses, respectively. For the period ended November 30, 2010, the Select 40 Fund, Alpha Fund and Income Fund had net operating losses of approximately $177,918, $351,791 and $3,433 for federal income tax purposes, respectively. For the period ended November 30, 2010, the Alpha Fund had $62,363 of capital losses. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. These capital losses may be carried forward for 5 years and, accordingly, would expire as of November 30, 2015. The net operating losses can be carried forward for 20 years and, accordingly, would expire as of November 30, 2030.

At November 30, 2010, the Funds did not record a valuation allowance against their deferred tax assets, because the Funds believe it is more likely than not that the Funds will realize their deferred tax asset.

Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the

SteelPath MLP Funds Annual Report

NOTES TO THE FINANCIAL STATEMENTS (continued)
November 30, 2010

future, it could have a material impact on the Funds’ net asset value and results of operations in the period it is recorded.

Subsequent Events:

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

Recent Accounting Pronouncements:

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

3. Related Party Transactions:

Investment Advisor:

SteelPath Fund Advisors, LLC (the “Advisor”) serves as the investment advisor to each Fund. Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed daily and paid monthly at an annual rate of 0.70%, 1.10% and 0.95% of average net assets, for the Select 40 Fund, Alpha Fund, and Income Fund, respectively. The Advisor makes the investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by the Board. The amounts charged to the Funds for investment advisory services are reported within the Statement of Operations.

The Advisor has entered into an Expense Limitation Agreement with each Fund to cap the Fund’s operating expenses at 0.15% of the Fund’s average daily net assets

(the “Expense Limitation Agreements”). Operating expenses means the ordinary operating expenses of the Funds excluding advisory fees, interest expense, 12b-1 fees, brokerage commissions, taxes, acquired fund fees and expenses, and extraordinary expenses of the Fund. The Expense Limitation Agreements had the effect of capping the Select 40 Fund’s class Y, A and I share classes at 0.85%, 1.10% and 0.85%, respectively, the Alpha Fund’s class A and I share classes at 1.50% and 1.25%, respectively, and the Income Fund’s class A and I share classes at 1.35% and 1.10%, respectively. The Adviser has waived advisory fees of $155,174, $213,492 and $216,936 for the Select 40 Fund, Alpha Fund and Income Fund, respectively. While the Expense Limitation Agreements are in effect, the Advisor is entitled to recoup amounts waived or reimbursed from the Funds for a period of up to three years from the date such amounts were waived or reimbursed, provided the Funds’ operating expenses, including such recouped amounts, do not exceed the stated expense limitations. During the period ended November 30, 2010 the Advisor did not recoup any expenses. In addition, pursuant to the Expense Limitation Agreement, the Advisor is entitled to recoup from the Select 40 Fund certain expenses associated with the organization of the Trust for a period of up to three years from March 31, 2010, provided the Select 40 Fund’s operating expenses, including such recouped amounts, do not exceed the stated expense limitations. During the period ended November 30, 2010, $271,460 in offering and organization fees are subject to recoupment under the Expense Limitation Agreement.

Certain trustees and officers of the Trust are also officers of the Advisor.

Distribution Plan:

Each Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) with respect to it’s class A shares. The Distribution Plan, authorizes payments to the Funds to finance activities intended to result in the sale of class A shares. The Distribution Plan provides that the Select 40 Fund, Alpha Fund and Income Fund may incur distribution expenses of 0.25% of the average daily net assets of each Fund’s class A shares.

4. Purchases and Sales of Securities:

Purchases and sales of investment securities, excluding short-term securities for the period ended November 30, 2010, totaled:

	Select 40 Fund	Alpha Fund	Income Fund
Purchases	$321,677,362	$196,689,635	$127,972,890
Sales	21,997,919	6,677,950	9,268,330

There were no purchases or sales of U.S. government securities for the period.

November 30, 2010

NOTES TO THE FINANCIAL STATEMENTS (continued)
November 30, 2010

5. Federal Tax Information:

At November 30, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Select 40 Fund	Alpha Fund	Income Fund
Cost of Investments	$299,558,768	$186,443,012	$118,429,555
Gross Unrealized Appreciation	$38,235,796	$24,018,341	$17,491,719
Gross Unrealized Depreciation	(867,573)	(534,754)	(255,683)
Net Unrealized Appreciation on Investments	$37,368,223	$23,483,587	$17,236,036

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

6. Capital Share Transactions:

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

Period Ended November 30, 2010*	Select 40 Fund	Alpha Fund	Income Fund
Transactions in Shares:
Class Y
Shares sold	9,038,038	—	—
Shares reinvested	374,112	—	—
Shares redeemed	(505,352)	—	—
Net increase	8,906,798	—	—
Class A
Shares sold	4,421,080	3,778,106	5,716,990
Shares reinvested	72,352	53,811	76,939
Shares redeemed	(252,370)	(887,486)	(394,252)
Net increase	4,241,062	2,944,431	5,399,677
Class I
Shares sold	17,264,185	15,861,608	6,956,075
Shares reinvested	212,906	392,652	132,749
Shares redeemed	(200,635)	(536,909)	(780,962)
Net increase	17,276,456	15,717,351	6,307,862
Net increase from transactions in shares	30,424,316	18,661,782	11,707,539
*	The Funds commenced operations at the close of business March 31, 2010.

7. Concentration of Risk:

Under normal circumstances, the Funds intend to invest at least 90% of their total assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

8. Beneficial Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a rebuttable presumption of control of the Funds, under Section 2(a)(9) of the 1940 Act. As of November 30, 2010, Charles Schwab & Co, Inc., for the benefit of its customers, owned 82.6%, 64.0% and 34.3% of the Select 40 Fund’s class Y, A and I shares, respectively, 44.5% and 47.3% of the Alpha Fund’s class A and I shares, respectively, and 39.2% and 38.7% of the Income Fund’s class A and I shares, respectively. National Financial Services, LLC for the benefit of its customers, owned 40.9% of the Income Fund’s class I shares.

SteelPath MLP Funds Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
The SteelPath MLP Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The SteelPath MLP Funds Trust, comprising SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund, and SteelPath MLP Income Fund (the “Funds”), as of November 30, 2010, and the related statements of operations and changes in net assets and the financial highlights for the period March 31, 2010 (commencement of operations) through November 30, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The SteelPath MLP Funds Trust as of November 30, 2010, and the results of their operations, changes in their net assets and their financial highlights for the period March 31, 2010 (commencement of operations), through November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 26, 2011

November 30, 2010

EXPENSE EXAMPLE
November 30, 2010 (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, shareholder servicing fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 through November 30, 2010).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period Ended November 30, 2010” to estimate the expenses you paid on your account during this period. The only transaction fee you may be required to pay are for outgoing wire transfers charged by UMB Fund Services, Inc., the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15 fee. You may also pay a small account fee of $24 if the value of your account with the Fund is less than $10,000. If you paid a transaction or a small account fee, you would add the fee amount of the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15 may be assessed on outgoing wire transfers. You may also pay a small account fee of $24 if the value of your account with the Fund is less than $10,000. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Funds through a financial intermediary. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During the Period Ended November 30, 2010*#	Net Expense Ratio Annualized November 30, 2010#	Total Return Period Ended November 30, 2010
Select 40 Fund
Class Y Actual	$1,000.00	$1,155.90	$4.59	0.85%	15.59%
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.30	0.85%	2.07%
Class A Actual	$1,000.00	$1,152.90	$5.93	1.10%	15.29%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.57	1.10%	1.87%
Class I Actual	$1,000.00	$1,155.90	$4.60	0.85%	15.59%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.31	0.85%	2.07%
Alpha Fund
Class A Actual	$1,000.00	$1,137.20	$8.03	1.50%	13.72%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.48	$7.58	1.50%	1.75%
Class I Actual	$1,000.00	$1,139.30	$6.70	1.25%	13.93%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.73	$6.33	1.25%	1.87%
Income Fund
Class A Actual	$1,000.00	$1,155.00	$7.29	1.35%	15.50%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.23	$6.83	1.35%	1.82%
Class I Actual	$1,000.00	$1,156.10	$5.94	1.10%	15.61%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.57	1.10%	1.95%

* Expenses are equal to each Fund’s annualized expense ratio (based upon the period ended November 30, 2010) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (# of days in most recent fiscal period divided by # of days in current fiscal year ( 183/365)) to reflect the period.

# Deferred tax benefit/(expense) is not included in the ratio calculation.

SteelPath MLP Funds Annual Report

OTHER INFORMATION
November 30, 2010 (Unaudited)

Statement Regarding Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available upon request without charge.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-888-614-6614 or on the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2010 is available, without charge, at the SEC’s website at http://www.sec.gov.

November 30, 2010

TRUSTEES AND OFFICERS
November 30, 2010

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-888-674-6614.

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Edward F. Kosnik 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 Born in: 1944	Trustee	Indefinite/ Since January 25, 2010	Private investor, Blueknight Energy Partners G.P., LLC (formerly Semgroup Energy Partners GP, LLC), Director (2008 – 2009); Buckeye GP LLC, Director (1986 – 2007); Marquette University, Member of the Board of Trustees (2006 – 2009). He is a consultant to a private energy investment corporation.	3	N/A
Duke R. Ligon 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 Born in: 1941	Trustee	Indefinite/ Since January 25, 2010	Legal Strategic Advisor to Love's Travel Stops & Country Stores, Inc. and the Executive Director of the Love's Entrepreneurship Center of Oklahoma City University (January 2007 – March 2010); Senior Vice President and General Counsel for Devon Energy Corporation (February 1997 – January 2007).	3	Blueknight Energy Partners, LP (formerly SemGroup Energy Partners, LP); Pre-Paid Legal Services, Inc.; PostRock Energy Corporation (formerly Quest Midstream Partners, LP); and Panhandle Oil and Gas, Inc.
Davendra S. Saxena 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 Born in: 1979	Trustee	Indefinite/ Since January 25, 2010	Berenson & Company, Director, Energy Investment Banking.	3	N/A
Interested Trustees & Officers
Stuart Cartner 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 Born in: 1960	Vice President and Treasurer	Indefinite/ Since January 25, 2010	SteelPath Capital Management, Partner; Goldman Sachs, Vice President.	3	N/A
*Gabriel Hammond 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 Born in: 1979	President and Trustee	Indefinite/ Since January 25, 2010	SteelPath Capital Management, Founder and Managing Partner.	3	N/A
James F. McCain 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 Born in: 1951	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite/ Since November 23, 2010	SteelPath MLP Funds Trust, Chief Compliance Officer (November 2010 – present); Brazos Capital Management, L.P. and PineBridge Mutual Funds (formerly Brazos Mutual Funds), Chief Compliance Officer (2007 – 2010); G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Hennsler Funds, Chief Compliance Officer (2004 – 2007).	3	N/A
Erin Moyer 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 Born in: 1979	Secretary	Indefinite/ Since March 18, 2010	SteelPath Capital Management, Vice President; JHU Applied Physics Laboratory, Lead Engineer.	3	N/A
*	Gabriel Hammond is an interested trustee because he controls the Advisor.

SteelPath MLP Funds Annual Report

INVESTMENT ADVISOR
SteelPath Fund Advisors, LLC
2100 McKinney Avenue, 14th Floor
Dallas, TX 75201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard 10th Floor
Kansas City, Missouri 64106

DISTRIBUTOR
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, WI 53233

ADMINISTRATOR/TRANSFER AGENT/FUND ACCOUNTANT
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

P.O Box 2175
Milwaukee, WI 53201
Toll Free 888-614-6614
www.steelpath.com

The SteelPath Funds are distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-614-6614.

Item 3.  Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Davendra Saxena is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on March 31, 2010. Therefore, the following information is provided for the period commencing on March 31, 2010 and ending on November 30, 2010.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for services, other than services reported under “Audit services”, “Audit-related services” and “Tax services”.

FYE 11/30/2010
Audit Fees	$70,500
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$3,300
.
(e)(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)	The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2010
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)
The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant's adviser that provides ongoing services to the registrant for the last year.

(h)	No non-audit services were rendered by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

FYE 11/30/2010
Registrant	$3,300
Registrant’s Investment Adviser	$0

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not established procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Not applicable.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SteelPath MLP Funds Trust

/s/ Gabriel Hammond
By: Gabriel Hammond
President and Principal Executive Officer
Date	2/9/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Gabriel Hammond
By: Gabriel Hammond
President and Principal Executive Officer
Date	2/9/2011

/s/ Stuart Cartner
By: Stuart Cartner
Vice President, Treasurer and Principal Financial Officer
Date	2/9/2011